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                                                                   EXHIBIT 10.33

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made and entered into as of February 13, 2001, by and between OP., L.L.C. (the "Landlord") and Ampersand Medical Corporation, Inc. (the "Tenant").

                                    RECITALS

         WHEREAS, Tenant is currently occupying office space on the fifth floor in the building commonly known as 414 North Orleans Street, in Chicago, Illinois (the "Building") pursuant to that certain Lease by and between Landlord and Tenant dated May 18, 2000.

         WHEREAS, Tenant desires to continue its occupancy of the Premises (as defined in the Lease) consisting of 3,787 square feet and Landlord agrees to allow Tenant to continue such occupancy on all of the terms and conditions of the Lease, except as the same are expressly modified or amended hereby;

         WHEREAS, Tenant desires to expand its space as described below.

         NOW THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth, and also in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby mutually agree as follows:

         1. Controlling Language. Insofar as the specific terms and provisions of this Amendment purport to amend or modify or are in conflict with the specific term, provisions and exhibits of the Lease, the terms and provisions of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

         2. Premises Covered by the Amendment. Landlord and Tenant hereby agree that for purposes of this Amendment and for purposes of the Lease, the Premises shall expand from 3,787 square feet and add Suite 503, consisting of 1,840 square feet ("Expansion Premises") and shown on Attachment 1, for a total of 5,627 square feet (together the total of 5,627 square feet shall be hereinafter now referred to as the "Premises") and Tenant's Proportionate Share of Expenses shall become 3.03% (i.e., 5,627 square feet divided by 186,000 square feet).

         3. Term of the Lease. The Term of the Lease including the Premises shall end on February 28, 2006. Any reference in the Lease to the Termination Date of the Lease shall be deemed to mean February 28, 2006.

         4. Rent Schedule. As of March 1, 2001, the Rent Schedule to the Lease shall be amended and superseded in its entirety by the Rent Schedule shown on Exhibit A attached.

         5. Security Deposit. Prior to March 1, 2001, Tenant shall increase the Security Deposit by $3,220.00 from a balance of $4,387.50 prior to this Amendment to a new total of $7,607.50.

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         6. Tenant's Work. Tenant is taking possession of the Premises "as is."
Any Tenant Work shall be submitted to Landlord for approval prior to the commencement of such Work.

         7. Miscellaneous.

               A. Landlord and Tenant hereby agree that (i) this Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this Amendment, and (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as to the date hereof, except as expressly modified and amended hereinabove.

               B. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease.

               C. This Amendment shall be governed by and construed under the laws of the State of Illinois.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Lease as of the date first above written.

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AGREED AND ACCEPTED:
LANDLORD:                                                               TENANT:
OP., L.L.C.,                                                            AMPERSAND MEDICAL CORPORATION
an Illinois limited liability company
By: Spectrum Real Estate Services, Inc.

By:___________________________                                           By: ____________________
Name: ________________________                                           Name:___________________
Title: _______________________                                           Title:__________________
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